EXHIBIT 10.1
FIRST AMENDMENT TO
AGREEMENT TO ACQUIRE LEASES AND LEASE PROPERTIES
     This First Amendment to Agreement to Acquire Leases and Lease Properties (this “Amendment”) dated February 15, 2008 (the “Effective Date”) by and between VALUE CITY DEPARTMENT STORES LLC, an Ohio limited liability company and successor by merger to Value City Department Stores, Inc., having an address of 3241 Westerville Road, Columbus, Ohio 43224 (“VCDS”), GB RETAILERS, INC., a Delaware corporation having an address of 3241 Westerville Road, Columbus, Ohio 43224 (“GB” and collectively with VCDS, the “VCDS Tenants”), SCHOTTENSTEIN STORES CORPORATION, an Ohio corporation having an address of 1800 Moler Road, Columbus, Ohio 43207 (“SSC”), TRUSS REALTY CO., an Ohio limited partnership having an address of 1800 Moler Road, Columbus, Ohio 43207 (“Truss”), VALLEY FAIR CORPORATION, a Delaware corporation having an address of 1800 Moler Road, Columbus, Ohio 43207 (“Valley Fair”), EAST MAIN CENTERS-I LLC, an Ohio limited liability company having an address of 1800 Moler Road, Columbus, Ohio 43207 (“EMC”), and INDEPENDENCE LIMITED LIABILITY COMPANY, an Ohio limited liability company having an address of 1800 Moler Road, Columbus, Ohio 43207 (“Independence” and together with SSC, Truss, Valley Fair and EMC, the “SSC Landlords”); RETAIL VENTURES, INC., an Ohio corporation having an address of 3241 Westerville Road, Columbus, Ohio 43224 (“RVI”) (the VCDS Tenants, the SSC Landlords, and RVI, each being a “VCDS Entity” and collectively, the “VCDS Entities”); and BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a Delaware corporation having an address of 1830 Route 30, Burlington, New Jersey 08016 (“BURLINGTON”), and the affiliate entities of Burlington set forth in Exhibit A to the Agreement (as defined below) (collectively with BURLINGTON, the “BURLINGTON Entities”).
R E C I T A L S
     On October 3, the parties hereto entered into an Agreement to Acquire Leases and Lease Properties (the “Agreement”).
     Pursuant to Section 3 of the Agreement, BURLINGTON is required to notify VCDS of (i) those Leases which it elects to acquire by assignment, (ii) those Leased Premises with respect to which it desires to enter into new leases with the SSC Landlords, (iii) those Leased Premises with respect to which it desires to sublease from SSC or VCDS, (iv) those Leases and Leased Premises it elects not to acquire by assignment, lease or sublease, and (v) those Leases as to which it elects to extend the Consent Date (the “BURLINGTON Elections”).
     On December 19, 2008, BURLINGTON provided notice to the VCDS Entities of the BURLINGTON Election.
     The parties desire to amend the Agreement to reflect the BURLINGTON Election, extend the Consent Date for certain Leases, and make conforming changes.

Agreement
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. All capitalized terms used herein, which are not specifically defined herein, shall have the meaning ascribed to those terms in the Agreement.
     2. BURLINGTON acknowledges and agrees that it has waived all contingencies with respect to the Leases set forth on Exhibit 1 hereto and is prepared to proceed to Closing following the completion of the GOB Sales with respect to the such leases.
     3. In reliance upon BURLINGTON’s waiver of contingencies in the preceding paragraph, SSC hereby waives all contingencies with respect to SSC Leases 110 and 145 and SSC Assigned Lease 136.
     4. Pursuant to its rights under Section 3(a) of the Agreement, BURLINGTON has elected to cause the Lease for Store No. 153 to become a BURLINGTON Rejection Lease. Further, such Lease for Store No. 153 shall be deemed a Removed Lease pursuant to Section 3(c) of the Agreement. Such Lease is hereby removed from the list of Leases in Exhibit B to the Agreement and the list of Assignment Leases in Exhibit E to the Agreement.
     5. Pursuant to its rights under Section 3(a) of the Agreement, BURLINGTON has elected to cause the Lease for Store No. 102 to become a BURLINGTON Rejection Lease. Further, such Lease for Store No. 102 shall be deemed a Removed Lease pursuant to Section 3(c) of the Agreement. Such Lease is hereby removed from the list of Leases in Exhibit B to the Agreement.
     6. The Closing with respect to the SSC Leases 110 and 145 shall occur on or before April 1, 2008 in accordance with the Agreement.
     7. The Closing with respect to SSC Assigned Lease 136 shall occur on or before April 1, 2008 in accordance with the Agreement.
     8. The Closing with respect to Assignment Leases 107, 144, 185 and 196 shall occur on or before February 15, 2008 in accordance with the Agreement.
     9. The Closing with respect to Assignment Leases 167, 181 and 425 shall occur on or before March 15, 2008 in accordance with the Agreement.
     10. The Closing with respect to Assignment Lease 198 shall occur on or before April 1, 2008 in accordance with the Agreement.
     11. The Consent Date for Leases 152, 158, 177 and 189 (the “PREIT Leases”) is hereby extended from December 20, 2007 to February 15, 2008. Further, with respect to the PREIT Leases, Section 3(c) of the Agreement is hereby amended to change the date of December 31, 2007 to February 15, 2008 each place it appears. Provided, however, that with respect to Lease 189, VCDS and Landlord shall enter into a Termination Agreement in the form attached hereto as Exhibit AA providing for the termination of such Lease on March 31, 2008 in return for a Termination Fee in the amount of Six Million Dollars ($6,000,000) to be paid by the Landlord to VCDS, and Burlington and the Landlord shall enter into a new Lease for such space. The Allocated Purchase Price for Lease 189 on Exhibit K shall be deleted. Further, with respect to Leases 152, 158 and 177, in lieu of assignment of the Leases, the Leases will be terminated on the Closing Date pursuant to a Termination Agreement substantially in the form of Exhibit AA hereto, but without payment of a Termination Fee, and Burlington shall enter into new leases with the Landlord.
     12. The Consent Date for Leases 129, 162, 164, 188, 401, 402 and 403 is hereby extended from December 20, 2007 to June 20, 2008. Further, with respect to such Leases, Section 3(c) of the Agreement is hereby amended to change the date of December 31, 2007 to July 1, 2008 each place it occurs.
     13. The Closing Date with respect to each of the Leases 162, 164, 401, 402 and 403 shall occur on or before the earlier of five (5) business days after Burlington delivers written notice to VCDS that it has obtained the necessary Consents or waived such Consent requirements or September 1, 2008. Provided, however, if the Closing Date is earlier than September 1, 2008, at the request of VCDS, VCDS and Burlington shall enter into a License Agreement in the form attached hereto as Exhibit BB pursuant to which VCDS shall continue to occupy the Premises during the period between the Closing Date and the date that is ninety (90) days after the notice for the purpose of conducting GOB Sales, and the Possession Date shall be September 1, 2008 or such earlier date as VCDS and Burlington may specify in such License Agreement.
     14. Section 3(d) of the Agreement is hereby amended to change the date by which SSC may elect to cause a VCDS Removal of Leases 188 and 129 from March 1, 2008 to July 1, 2008.
     15. Section 5 of the Agreement is hereby amended to delete the dates February 8, 2008 and March 15, 2008 and replace them with the Possession Date for each Lease set forth on First Amended Exhibit T attached hereto.
     16. The date December 31, 2007 in the third from the last line of Section 5 of the Agreement shall be changed to February 15, 2008 with respect to the PREIT Leases and July 1, 2008 with respect to Leases 129, 162, 164, 188, 401, 402 and 403.
     17. Section 9.4(d) of the Agreement is amended by deleting the first two sentences thereof in their entirety and replacing them with the following:
It is the intention of the parties that notwithstanding the delivery of possession of each Leased Premises on the applicable Possession Date, BURLINGTON, as to each of the Leased Premises having Possession Dates prior to April 15, 2008 as set forth on Exhibit T hereto, shall not be obligated to pay rent until August 1, 2008. Provided, however, for any Lease listed on Exhibit Z hereof, except Leases 401 and 402, for each day after February 15, 2008 through March 15, 2008 that the Closing is not held and possession of the Leased Premises delivered the rent shall be abated for one additional day after August 1, 2008. If the Closing Date for any Lease listed on Exhibit Z, except Leases 401 and 402, is not held on or before February 15, 2008, it shall be held on or before March 15, 2008, and the date on which it is held shall be referred to herein as the “Alternate Closing Date.”
     18. Exhibit T to the Agreement is deleted in its entirety and replaced with First Amended Exhibit T attached hereto.
     19. All other provisions of the Agreement shall be unmodified and shall remain in full force and effect.
     20. Any party hereto may execute this Amendment by facsimile signature, which facsimile signature shall be deemed to be an original signature; provided, however, delivery of an executed counterpart by telecopy shall be as effective as delivery of a manually executed counterpart hereto, provided that an original executed counterpart is delivered within two (2) days from delivery of the telecopy counterpart.
     21. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Remainder of the page intentionally left blank; signature pages follow.]

     IN WITNESS WHEREOF, VCDS and BURLINGTON have executed this Amendment as of the date first written above.

VALUE CITY DEPARTMENT STORES LLC
By:	/s/ Rolando de Aguiar
	Name:	Rolando de Aguiar
	Title:	Vice President

GB RETAILERS, INC.
By:	/s/ Rolando de Aguiar
	Name:	Rolando de Aguiar
	Title:	Vice President

SCHOTTENSTEIN STORES CORPORATION
By:	/s/ Jeffry D. Swanson
	Name:	Jeffry D. Swanson
	Title:	Vice President

RETAIL VENTURES, INC.
By:	/s/ James A. McGrady
	Name:	James A. McGrady
	Title:	Chief Financial Officer

TRUSS REALTY CO.
By:	/s/ Jay L. Schottenstein
	Name:	Jay L. Schottenstein
Title:

VALLEY FAIR CORPORATION
By:	/s/ Jeffry D. Swanson
	Name:	Jeffry D. Swanson
	Title:	Vice President

EAST MAIN CENTERS-I LLC
By:	/s/ Jeffry D. Swanson
	Name:	Jeffry D. Swanson
	Title:	Vice President

INDEPENDENCE LIMITED LIABILITY COMPANY
By:	/s/ Jeffry D. Swanson
	Name:	Jeffry D. Swanson
	Title:	Vice President

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
By:	/s/ Mark A. Nesci
Mark A. Nesci, Executive Officer

BURLINGTON COAT FACTORY OF OHIO, LLC, an Ohio limited liability company
By:	Burlington Coat Factory Warehouse Corporation, its sole member

By:	/s/ Mark A. Nesci
Mark A. Nesci, Chief Executive Officer

BURLINGTON COAT FACTORY OF KENTUCKY, LLC, a Kentucky limited liability company
By:	Burlington Coat Factory Warehouse Corporation, its sole member

By:	/s/ Mark A. Nesci
Mark A. Nesci, Chief Executive Officer

BURLINGTON COAT FACTORY OF NEW JERSEY, LLC, a New Jersey limited liability company
By:	Burlington Coat Factory Warehouse Corporation, its sole member

By:	/s/ Mark A. Nesci
Mark A. Nesci, Chief Executive Officer

BURLINGTON COAT FACTORY OF PENNSYLVANIA, LLC, a Pennsylvania limited liability company
By:	Burlington Coat Factory Warehouse Corporation, its sole member

By:	/s/ Mark A. Nesci
Mark A. Nesci, Chief Executive Officer

BURLINGTON COAT FACTORY OF MARYLAND, LLC, a Maryland limited liability company
By:	Burlington Coat Factory Warehouse Corporation, its sole member

By:	/s/ Mark A. Nesci
Mark A. Nesci, Chief Executive Officer

BURLINGTON COAT FACTORY OF DELAWARE, LLC, a Delaware limited liability company
By:	Burlington Coat Factory Warehouse Corporation, its sole member

By:	/s/ Mark A. Nesci
Mark A. Nesci, Chief Executive Officer

BURLINGTON COAT FACTORY OF GEORGIA, LLC, a Georgia limited liability company
By:	Burlington Coat Factory Warehouse Corporation, its sole member

By:	/s/ Mark A. Nesci
Mark A. Nesci, Chief Executive Officer

BURLINGTON COAT FACTORY OF NORTH CAROLINA, LLC, a North Carolina limited liability company
By:	Burlington Coat Factory Warehouse Corporation, its sole member

By:	/s/ Mark A. Nesci
Mark A. Nesci, Chief Executive Officer

BURLINGTON COAT FACTORY OF MISSOURI, LLC, a Missouri limited liability company
By:	Burlington Coat Factory Warehouse Corporation, its sole member

By:	/s/ Mark A. Nesci
Mark A. Nesci, Chief Executive Officer

EXHIBIT 1
107

110

136

144

145

167

181

185

196

198

425